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                                                                 EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-66029, 333-23053, 333-38030, 333-65192 and
333-38865.


/s/ Arthur Andersen LLP

Boston, Massachusetts
June 16, 1999